UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2006

                            Regency Affiliates, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-7949                      72-0888772
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

    610 N.E. Jensen Beach, Florida                                 34957
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (772) 334-8181

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

The Company's next annual meeting of stockholders, previously scheduled for May 23, 2006, has been postponed due to the delay in the filing of the Company's Form 10-KSB for its fiscal year ended December 31, 2005. Details regarding the future date of the annual meeting, which is expected to be in late June or July, will be provided.

Item 9.01 Financial Statements and Exhibits.

      (a)   N/A
      (b)   N/A
      (c)   N/A
      (d)   Exhibit 99.1 Press Release dated May 11, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REGENCY AFFILIATES, INC.


                                               By: /s/ Laurence S. Levy
                                                   -----------------------------
                                               Name:  Laurence S. Levy
                                               Title: President

Date: May 11, 2006